SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 9, 2005

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends our Form 8-K, filed August 10, 2005, to refile Exhibit 99.2 to correct errors on pages 9, 14 and 16 of Exhibit 99.2 related to the calculation of EBITDA and description of the deductions to calculate cash interest expense.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated August 9, 2005 (incorporated by reference to Exhibit 99.1 in our Current Report on Form 8-K filed on August 10, 2005).

99.2	Supplemental Earnings Package dated August 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ A. William Stein
A. William Stein
Chief Financial Officer and Chief Investment Officer

Dated: August 12, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 9, 2005 (incorporated by reference to our Current Report on Form 8-K filed on August 10, 2005).

99.2	Supplemental Earnings Package dated August 10, 2005.